CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors
   Megola, Inc.
   Corunna, Ontario, Canada


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 our report dated October 12, 2004 included in Form 10-KSB for the two years ended July 31, 2004.


April 6, 2005

Malone & Bailey, PC
www.malone-bailey.com
Houston, Texas